Financial Income, Net	6 Months Ended
Jun. 30, 2024
Financial Income, Net [Abstract]
FINANCIAL INCOME, NET

NOTE 13 - FINANCIAL INCOME, NET:

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
	U.S. dollars in thousands

Foreign currency exchange differences	(1,271)	(2,273)	(745)	(1,021)
Interest income on short-term deposits	3,061	3,090	1,294	1,630
Other	(16)	(25)	(9)	(8)
Total financial income, net	1,774	792	540	601